UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

RXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

(980) 308-6058
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2024, RXO, Inc. (the “Company” or “RXO”) entered into purchase agreements (together, the “Purchase Agreements”) with MFN Partners, LP and certain accounts managed by Orbis Investments (collectively, the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) an aggregate of 20,954,780 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $20.21 per share and pre-funded warrants (the “Warrants”) to purchase 6,259,471 shares of Common Stock (the “Warrant Shares”), at a purchase price of $20.20 per warrant (together, with the Common Stock and Warrants, the “Purchased Securities”). The aggregate gross proceeds from the Private Placement are expected to be approximately $550.0 million, before deducting offering expenses. The Company expects to use the net proceeds to partially fund its previously announced pending acquisition of Coyote Logistics. The Private Placement is expected to close on August 13, 2024.

The Warrants will be exercisable at any time, subject to certain conditions described below, at an exercise price of $0.01 per share. The exercise of (i) 1,682,144 Warrants will be subject to the receipt of Stockholder Approval (as defined below) (the “Stockholder Approval Condition”), (ii) 2,018,574 Warrants will be subject to the Stockholder Approval Condition and a condition that the holder of the Warrants, following the exercise of the Warrants, would not beneficially own, together with any attribution parties, in excess of 19.9% of the Company (the “Beneficial Ownership Limitation”) and (iii) 2,558,753 Warrants will be subject to the Beneficial Ownership Limitation. Holders of the Warrants will not be entitled to any rights of a stockholder of the Company, including the right to vote or consent with respect to any matter, prior to exercising their Warrants, however holders of Warrants will be entitled to receive pro rata distributions on Common Stock, subject, for certain Warrants, to the Stockholder Approval Condition and Beneficial Ownership Limitation.

Pursuant to the terms of the Purchase Agreements, the Company has agreed to hold a special meeting of stockholders to obtain stockholder approval of the issuance of the applicable Warrant Shares pursuant to the applicable rules and regulations of the New York Stock Exchange (the “Stockholder Approval”), at the earliest practicable date, but in no event later than December 31, 2024. If the Company does not obtain Stockholder Approval at the first meeting, the Company has agreed to call a special meeting every three months thereafter to seek the Stockholder Approval until the earlier of the date the Stockholder Approval is obtained or the Warrants that require Stockholder Approval to exercise are no longer outstanding.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The Investors have also agreed to a lock-up with respect to the Purchased Securities for a period of 120 days.

In addition, the Purchase Agreements provide certain registration rights, pursuant to which the Company has agreed to register the resale of the Shares and the Warrant Shares. The Company is required to use commercially reasonable efforts to file a registration statement with the SEC covering the resale by the Investors of their Shares and the Warrant Shares within 90 days following the closing of the Private Placement.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Investors. The Purchased Securities are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing description of the Purchase Agreements and the Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement and form of Warrant filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See the description set out under Item 1.01 above, which is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD.

On August 12, 2024, the Company issued a press release announcing the Private Placement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of RXO under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication includes forward-looking statements, including statements relating to the expected timing of the closing of the Private Placement and use of proceeds of the Private Placement. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “potential,” “outlook” or “shall,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: potential delays in consummating the potential transaction to acquire Coyote Logistics; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement for the potential transaction; the effect of the pendency or completion of the potential transaction on the parties’ business relationships and business generally; competition and pricing pressures; economic conditions generally; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; a determination by the IRS that the distribution or certain related separation transactions should be treated as taxable transactions; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this communication are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this communication speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.
10.1	Form of Purchase Agreement, dated as of August 12, 2024, by and among the Company and the Investors signatory thereto.
99.1	Press Release, dated August 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2024

RXO, Inc.

By:	/s/ Jeffrey D. Firestone
Jeffrey D. Firestone
Chief Legal Officer and Corporate Secretary